Preferred Stock (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Equity [Abstract]
Preferred Stock
8. Preferred Stock

The Series 2019 Preferred Stock has a fixed redemption date and is classified as a liability on the condensed consolidated balance sheet. Dividends to preferred stockholders, paid at an annual rate of 5.5%, are classified as interest expense on the condensed consolidated statement of operations.

During the nine months ended September 30, 2020 we raised approximately $19,364,000 of Series 2019 Preferred Stock. We incurred approximately $451,000 in dividends on our Series 2019 Preferred Stock for the nine months ended September 30, 2020. We had 2,063,146 and 119,800 shares of Series 2019 Preferred Stock outstanding as of September 30, 2020 and December 31, 2019, respectively.

8. Preferred Stock

The Series 2019 Preferred Stock receives a fixed preferred dividend based on a cumulative, but not compounded, annual return of 5.5% (based on $10.00 per share), has a fixed redemption date and is classified as a liability on the consolidated balance sheets. We have the option to extend redemption of preferred stock for two one-year extension periods, subject to an increase in the preferred dividend rate. We can also redeem the preferred stock early for cash at $10.00 per share plus all accrued and unpaid dividends beginning on January 1, 2022 or upon the occurrence of certain special events. Dividends to preferred stockholders are classified as interest expense on the consolidated statement of operations. Information on the outstanding series of preferred stock are as follows:

	Dividend Rate	Extension Dividend Rate	Redemption Date	Shares Outstanding at December 31, 2019	Dividends for the Year Ended December 31, 2019
Series 2019 Preferred Stock	5.5%	6.0%	December 31, 2023	119,800	$1,569

The Series 2019 Preferred Stock ranks senior to common stock with respect to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the company.